Subsequent Events	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

Private Placement

In July 2012, the Partnership issued 1.7 million common units to a group of institutional investors for net proceeds, including the General Partner’s 2% proportionate capital contribution, of $45.9 million. Upon completion of the private placement, the Partnership had 73.8 million common units outstanding. The Partnership will use the proceeds from the issuance of common units to partially finance the shipyard instalments for four Suezmax newbuilding shuttle tankers. Following the private placement, Teekay Corporation holds a 32.30% interest in the Partnership, including its 2% General Partner interest.